UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event
reported): October 13, 2026
Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330
--------------------------------- (State or Other Jurisdiction of Incorporation)	------------------- (Commission	--------------------------- (I.R.S. Employer Identification Number)
File Number)

8027 Forsyth Blvd.
St. Louis,	Missouri	63105
------------------------------------------------ (Address of Principal Executive Offices)		------------------ (Zip Code)
Registrant’s telephone number, including area code:
(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $0.50 par value per share	EMR	New York Stock Exchange
NYSE Texas
2.000% Notes due 2029	EMR 29	New York Stock Exchange
3.000% Notes due 2031	EMR 31A	New York Stock Exchange
3.500% Notes due 2037	EMR 37	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
(Dollars in millions, except per share amounts)

On October 13, 2026, Emerson Electric Co. ("Emerson" or the "Company") announced that, effective for the fiscal year ended September 30, 2026, it has elected to change its method of accounting for actuarial gains and losses associated with its defined benefit pension and other postretirement benefit plans. Under the new method, commonly referred to as mark-to-market accounting, actuarial gains and losses will be recognized in earnings in the period in which they arise. Historically, Emerson recognized actuarial gains and losses in accumulated other comprehensive income and amortized a portion of those amounts into net periodic benefit cost in subsequent periods.

Beginning in the fourth quarter of fiscal 2026, the Company will recognize actuarial gains and losses annually in the fourth quarter based on the plans' September 30 annual measurement date. The annual mark-to-market adjustment will principally reflect changes in discount rates, returns on plan assets and other actuarial assumptions.

Emerson believes the new method is preferable under U.S. generally accepted accounting principles ("U.S. GAAP") because it improves the transparency of the Company's results of operations by recognizing the effects of current economic conditions and plan experience in the period in which they arise, rather than amortizing those effects into earnings over future periods. The new method also better aligns the measurement of pension and other postretirement benefit expense with fair value principles.

The Company expects to record a pretax gain of less than $5 for the mark-to-market adjustment in the fourth quarter of fiscal 2026 based on its current actuarial assumptions and estimated plan asset returns; however, actual results could differ from the Company's preliminary estimates. The Company will exclude the annual mark-to-market adjustment from adjusted earnings per share because the adjustment is subject to significant variability resulting from changes in market conditions and actuarial assumptions, and is not considered indicative of the Company’s underlying operating performance. The impact of adopting mark-to-market accounting also increased earnings for the nine months ended June 30, 2026 by $8 ($6 after-tax, $0.01 per share) due to reversal of amortized losses out of accumulated other comprehensive income. The expected mark-to-market gain and benefit from the reversal of amortized losses were not reflected in the Company's previously announced fiscal 2026 outlook. This Current Report on Form 8-K is not otherwise intended to reaffirm or update the Company's previously published outlook.

The annual mark-to-market adjustment will be reported in the Company's consolidated results but will not be allocated to its reportable segments. Further, it will have no impact on total cash flows, the funded status of its plans, the Company's funding requirements or benefits payable to plan participants.

This accounting change is required to be applied retrospectively to all periods presented. To facilitate investors' understanding of the impact of this change, the Company is including herein as Exhibit 99.1 recast results of operations for the years ended September 30, 2024 and 2025 and results for the nine months ended June 30, 2026, as well as quarterly results for fiscal year 2025 and the first three quarters of fiscal year 2026. The information in Exhibit 99.1 does not represent a restatement of previously issued financial statements and should be read in conjunction with the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. The information contained in this Form 8-K is being provided voluntarily and shall not be deemed “filed” for purposes of, or subject to liability under, Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any Company filing with the Securities and Exchange Commission.

Non-GAAP Financial Measures

The supplemental unaudited historical results contain non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP financial measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which represent management’s expectations, based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement. Any forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report. Emerson undertakes no obligation to update any such statements to reflect new information or later developments. Examples of risks and uncertainties that may cause our actual results or performance to be materially different from those expressed or implied by forward-looking statements include the scope, duration and ultimate impacts of the Russia-Ukraine, Middle East and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits

The Company is including herein supplemental unaudited recast historical information for the years ended September 30, 2024 and 2025 and the nine months ended June 30, 2026, as well as quarterly results for fiscal year 2025 and the first three quarters of fiscal year 2026. This information is attached as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1
Supplemental unaudited recast historical financial information for the years ended September 30, 2024 and 2025 and the nine months ended June 30, 2026, as well as quarterly results for fiscal 2025 and the first three quarters of fiscal 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	October 13, 2026	By:	/s/ John A. Sperino
John A. Sperino Vice President and Assistant Secretary